                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                              the ("EXCHANGE ACT")

        Date of Report (date of earliest event reported): August 16, 2000
                                   i2corp.com
                                 (the "COMPANY")
             (Exact Name of Registrant as Specified in its Charter)


Nevada                                                   84-1423373
(State or Other Jurisdiction                             (I.R.S. Employer
of incorporation)                                        Identification Number)


5392 S. Eastern Avenue, Bldg. A-North
Las Vegas, Nevada                                        89119
(Address of Principal Executive Offices)                 (Zip Code)

                                 (702) 564-2240

              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         This Amendment to Current Report on Form 8-K of i2corp.com (the "COMPANY") is being filed to restate pro forma financial information from what the Company filed on Form 8-K/A filed on June 6, 2000 with respect to the merger with PCG Media, Inc. and to give effect to $3.1 million in capital contributions previously agreed to informally by a minority shareholder but not formalized until August 2000.

(b) PRO FORMA FINANCIAL INFORMATION.

         The following revised unaudited pro forma balance sheet as of December 31, 1999, which is attached as Exhibit 99.2, gives effect to the Merger described in Item 2. The revised unaudited pro forma information is presented for illustrative purposes only and may not be indicative of the results that would have been obtained had the transaction actually occurred on the dates assumed, nor is it necessarily indicative of the future consolidated results of operations.

(c) EXHIBITS.

EXHIBIT NO.    DESCRIPTION
2.1            Agreement and Plan of Merger dated as of January 18, 2000
               between PCG Media, Inc. and Home Gambling Network, Inc. (filed as Exhibit 1.1 to the original Report on Form 8-K dated
               February 8, 2000 and filed with the Commission on February 14,
               2000 and hereby incorporated by reference).

2.2            Certificate of Merger between PCG Media, Inc. and Home Gambling
               Network, Inc. (filed as Exhibit 1.2 to the original Report on
               Form 8-K dated February 8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference)

3.1            Amended and Restated Articles of Incorporation (filed as
               Exhibit 1.3 to the original Report on Form 8-K dated February
               8, 2000 and filed with the Commission on February 14, 2000 and hereby incorporated by reference).

3.2 Revised Bylaws of i2corp.com (filed as Exhibit 3.2 to the original Report on Form 8-K dated June 6, 2000 and filed with the Commission on June 6, 2000 and hereby incorporated by referenced).

99.1*          The following audited financial statements of Home Gambling
               Network, Inc.:

               Independent Auditors' Report

               Balance Sheet as of December 31, 1999

               Statements of Development Stage Operations and Deficit for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999

               Statement of Cash Flows for the years ended December 31, 1999,
               1998 and for the cumulative period from August 2, 1995 through December 31, 1999,

99.2* The following pro forma financial information (unaudited) of i2corp.com (formerly, PCG Media, Inc. and Home Gambling Network,
               Inc.):

               Balance Sheet as of December 31, 1999

-----------------

* filed herewith

SIGNATURES:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2000

                                       i2corp.com

                                       By: /s/ dee dee molnick
                                          --------------------------------------
                                       (Print name and title of signing officer)
                                       dee dee Molnick, President

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
99.1*          The following audited financial statements of Home Gambling
               Network, Inc.:

               Independent Auditors' Report

               Balance Sheet as of December 31, 1999

               Statements of Development Stage Operations and Deficit for the years ended December 31, 1999, 1998 and for the cumulative period from August 2, 1995 through December 31, 1999

               Statement of Cash Flows for the years ended December 31, 1999,
               1998 and for the cumulative period from August 2, 1995 through December 31, 1999,

99.2* The following pro forma financial information (unaudited) of i2corp.com (formerly, PCG Media, Inc. and Home Gambling Network,
               Inc.):

               Balance Sheet as of December 31, 1999

-----------------

* filed herewith

INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Home Gambling Network, Inc.
Las Vegas, Nevada

We have audited the accompanying balance sheet of Home Gambling Network, Inc., (the Company) (a development stage enterprise) as of December 31, 1999, and the related statements of development stage operations and deficit, and cash flows for each of the two years ended December 31, 1999 and 1998 and for the period from inception, August 2, 1995 through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying financial statements of Home Gambling Network, Inc., present fairly, in all material respects, its financial position as of December 31, 1999, and the results of its operations and cash flows for the periods presented, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company's ability to pay its obligations when due and to commence operations is dependent upon its issuing licenses for its product and its ability to raise additional capital. These conditions raise substantial doubt as to the Company's ability to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

April 4, 2000, except for Note 1, as to which the date is August 9, 2000

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
BALANCE SHEET

DECEMBER 31, 1999

----------------------------------------------------------------------------------------------------------------

ASSETS

CURRENT ASSETS, cash                                                                             $          623

FURNITURE, FIXTURES AND EQUIPMENT, net of
     accumulated depreciation                                                                            13,718

PATENT                                                                                                   80,445
                                                                                                 ---------------
                                                                                                 $       94,786
                                                                                                 ===============
LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIENCY

CURRENT LIABILITIES, accounts payable                                                            $      135,197

ADVANCES FROM STOCKHOLDERS                                                                              110,125
                                                                                                 ---------------
                                                                                                        245,322
                                                                                                 ---------------
STOCKHOLDERS' EQUITY DEFICIENCY:

    Common stock, 10,000,000 shares authorized, 1,000,000
    issued and outstanding, $.001 par value                                                              1,000

    Deficit accumulated in the development stage                                                       (151,536)
                                                                                                 ---------------
                                                                                                       (150,536)
                                                                                                 ---------------
                                                                                                 $       94,786
                                                                                                 ===============


SEE NOTES TO FINANCIAL STATEMENTS.                                         F-2

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENTS OF DEVELOPMENT STAGE OPERATIONS AND DEFICIT
YEARS ENDED DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
  PERIOD FROM AUGUST 2, 1995, THROUGH DECEMBER 31, 1999

-------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,        AUGUST 2, 1995,
                                                                   ---------------------------------       THROUGH
                                                                       1999                1998       DECEMBER 31, 1999
                                                                   --------------      -------------  -------------------
Selling, general and administrative expenses                       $     126,631       $     25,198   $          152,699

Forfeited license deposit revenue                                        (13,460)                                (13,460)

Interest expense                                                           7,866              3,740               12,297
                                                                   --------------      -------------        -------------

NET LOSS                                                                 121,037             28,938              151,536

DEFICIT ACCUMULATED IN THE DEVELOPMENT STAGE:
     Beginning of period                                                  30,499              1,561
                                                                   --------------      -------------        -------------
     End of period                                                 $    151,536        $     30,499         $    151,536
                                                                   ==============      =============        =============
NET LOSS PER COMMON SHARE                                          $      0.121        $      0.029         $      0.152
                                                                   ==============      =============        =============
NUMBER OF COMMON SHARES OUTSTANDING                                    1,000,000          1,000,000            1,000,000
                                                                   ==============      =============        =============


SEE NOTES TO FINANCIAL STATEMENTS.                                         F-3

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
STATEMENT OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE
 PERIOD FROM AUGUST 2, 1995, THROUGH DECEMBER 31, 1999

-----------------------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES:

       Net cash provided by operating activities                                                          $     22,903

INVESTING ACTIVITIES:

       Payments of patent costs                                                                                (22,280)
                                                                                                          -------------

NET INCREASE IN CASH AND BALANCE, END OF YEAR                                                             $        623
                                                                                                          =============


SEE NOTES TO FINANCIAL STATEMENTS.                                         F-4

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDING DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE PERIOD FROM INCEPTION, AUGUST 2, 1995, THROUGH DECEMBER 31, 1999
-------------------------------------------------------------------------------

1.       BACKGROUND INFORMATION:

BUSINESS ACTIVITIES AND HISTORY. Home Gambling Network, Inc. (the Company) holds a patent for a method that allows entities that it licenses, via the internet and other electronic media, to bring live gaming to players in remote locations, and that enables making and receiving electronic payments to and from such players. The Company has been in the development stage since its inception, August 2, 1995.

In February 2000, in what is commonly referred to as a "reverse acquisition," 100% of the Company's stock was effectively exchanged for a controlling interest in a publicly held "shell" company, PCG Media, Inc. (referred to herein as PCG, which concurrently changed its name to i2corp.com) (Note 4). Prior to this transaction, PCG had recently registered its outstanding common stock with the United States Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934.

For financial accounting purposes, the acquisition will be treated as an acquisition of PCG by the Company and as a recapitalization of the Company. The historical financial statements presented are those of the Company.

In connection with, and as an incentive for the Company to enter into, the reverse acquisition, a minority stockholder (then of PCG) agreed informally to make a capital contribution of $3.1 million, which understanding was formalized in August 2000. The receivable may be paid off in whole or in part at any time without premium or discount. In the period subsequent to December 31, 1999, $650,000 was received in cash, and a $500,000 loan made by the minority stockholder was applied against this obligation.

EQUIPMENT, FURNITURE AND FIXTURES. Equipment, furniture and fixtures are stated at cost. Depreciation is provided using the declining balance method over the estimated useful lives of the assets.

PATENT COSTS. Patent costs are amortized over the life of the patents.

ADVERTISING COSTS. Costs for advertising are expensed as incurred. Advertising costs expensed totaled $24,342 and $4,701 in 1999 and 1998.

USE OF ESTIMATES. Timely preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures, some of which may require revision in futures periods.

2.       COMMITMENTS AND CONTINGENCIES:

OPERATING LEASES. Subsequent to year-end, the Company entered into noncancelable operating lease agreements for automobiles and office space.

The Company's minimum future lease under noncancelable operating leases are as follows as of December 31, 1999:

       2000                                $  54,244
       2001                                   64,964
       2002                                    9,440

GOING CONCERN. The accompanying financial statements have been prepared assuming that the company will continue as a going concern. The Company has accumulated a development stage deficit of $151,536. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

It is management's plan to finance its operations for the foreseeable primarily with proceeds from the capital contribution receivable from the minority shareholder and to explore other financing options in the investment community. Management is also in the process of negotiating licensing agreements that, if consummated, would generate operating revenues. However, there can be no assurance that these sources will provide sufficient cash inflows to enable the Company to achieve its operational objectives.

HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEARS ENDING DECEMBER 31, 1999 AND 1998, AND FOR THE CUMULATIVE PERIOD FROM INCEPTION, AUGUST 2, 1995, THROUGH DECEMBER 31, 1999
-------------------------------------------------------------------------------

OTHER CONTINGENCY. The Company has been presented with claims asserting that certain individuals and/or entities are entitled to an aggregate of approximately 400,000 shares of the Company's common stock. Based on the available evidence, management believes these claims are inconsistent with the Company's records and invalid. It is believed that there may be other similar claims asserted in the future. However, based, in part, upon the advice of counsel, management believes that such matters will not have a significant effect on the Company if the Company would be required to issue some or all of the shares that are claimed by these individuals or entities.

3.       INCOME TAXES:

Because, as of December 31, 1999, the Company has engaged in extensive development stage activities and generated limited revenues over a period of five years, it has incurred substantial losses, the income tax benefits of which have been effectively offset by a 100% valuation allowance and, therefore are not reflected in the accompanying financial statements.

4.       CAPITALIZATION AND RELATED PARTY TRANSACTIONS:

The Company was capitalized at its inception with 1,000,000 shares of common stock at par value issued in exchange for $1,000 in funds advanced on its behalf by the stockholders.

In addition, the Company's sole source of financing has been advances made on its behalf by its stockholders (Note 6), which have accrued interest at federal statutory rates and are due on demand. Interest charged to operations on these related party obligations totaled $6,621, $3,740 and $11,052 for 1999, 1998 and the cumulative period from inception, respectively.

The Company's officer/stockholders have provided their services to the Company, during substantially all of the development stage periods presented, without compensation.
5.   FINANCIAL INSTRUMENTS:

The carrying amounts of financial instruments approximates their fair value because of their short maturities or because the debt bears fixed rates that approximate current rates available on similar borrowings, except for stockholder advances, for which the fair value cannot be estimated because of the nature of related party transactions.

6. SUPPLEMENTAL CASH FLOW INFORMATION:

Since no bank account was opened for the Company until June 1999; no statement of cash flows is presented for periods prior to 1999.

RECONCILIATION OF 1999 NET LOSS TO NET CASH USED IN OPERATING ACTIVITIES:

   Net loss                                $(121,037)
   Depreciation and amortization               5,943
   Interest expense accrued                    6,621
   Increase in accounts payable              131,376
                                           ---------

   Net cash provided by operations          $ 22,903
                                           =========

NON-CASH INVESTING AND FINANCING ACTIVITIES. Advances made by the shareholders on behalf of the Company for patent costs, other asset purchases, and selling, general and administrative expenses totaled $53,319, $38,117 and $99,073 in 1999, 1998 and the cumulative period presented, respectively.

I2 CORP.COM (FORMERLY, PCG MEDIA, INC.), AND HOME GAMBLING NETWORK, INC.
(A DEVELOPMENT STAGE ENTERPRISE)
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
-------------------------------------------------------------------------------

The following pro forma financial information has been derived from the unaudited financial statements of PCG Media, Inc. (PCG) and the accompanying audited financial statements of Home Gambling Network, Inc. (HGN) as of and for the year ended December 31, 1999. It is presented for informational purposes only and should be read in conjunction with the accompanying notes thereto and historical financial statements of HGN and the related notes thereto. The pro forma balance sheet is adjusted to give effect to the acquisition and related recapitalization as if they had occurred on December 31, 1999. The pro forma loss per share data presented are computed as if the number of shares outstanding immediately after the acquisition (30,000,000) were outstanding for all periods for which HGN's financial statements are presented. Such pro forma loss per share data are not indicative of actual results that might have been achieved had the acquisition taken place as assumed for pro forma purposes or that might be achieved in the future.

PRO FORMA BALANCE SHEET, DECEMBER 31, 1999:


                                                                                                              I2CORP.COM AND
                                                                                                                SUBSIDIARY
                                                                   HISTORICAL         PRO FORMA                  COMBINED
                                                                      HGN            ADJUSTMENTS                 PRO FORMA
                                                                -----------------  ----------------       -----------------------
      ASSETS

      CURRENT ASSET, cash                                                  $ 623                                           $ 623

      EQUIPMENT , FURNITURE AND FIXTURES, net of
          accumulated depreciation of $10,313                             13,718                                          13,718

      UNAMORTIZED PATENT COSTS                                            80,445                                          80,445
                                                                -----------------                         -----------------------

                                                                        $ 94,786                                        $ 94,786
                                                                =================                         =======================
      LIABILITIES AND STOCKHOLDERS' EQUITY DEFICIENCY

      CURRENT LIABILITIES, accounts payable                            $ 135,197                                         135,197

      Advances from stockholders                                         110,125                                         110,125
                                                                -----------------                         -----------------------

                                                                         245,322                                         245,322
                                                                -----------------                         -----------------------
      STOCKHOLDERS' EQUITY DEFICIENCY:

          Common stock                                      (1)            1,000            30,000   (2)

                                                                                            (1,000)  (3)                  30,000

          Additional paid-in capital (deficiency)                                          (30,000)  (2)

                                                                                             1,000   (3)

                                                                                         3,100,000   (4)               3,071,000

          Capital contribution receivable                                               (3,100,000)  (4)              (3,100,000)

          Deficit accumulated during the development stage              (151,536)                                       (151,536)
                                                                -----------------                         -----------------------

                                                                        (150,536)                                       (150,536)
                                                                -----------------                         -----------------------

                                                                        $ 94,786                                        $ 94,786
                                                                =================                         =======================

PRO FORMA LOSS PER SHARE DATA:


                                                                      YEAR ENDED DECEMBER 31,                 AUGUST 2, 1995,
                                                                -----------------------------------              THROUGH
                                                                      1999              1998                DECEMBER 31, 1999
                                                                -----------------  ----------------  ----------------------------
      PRO FORMA NET LOSS PER COMMON SHARE                                $ 0.005           $ 0.001                       $ 0.006
                                                                =================  ================       =======================

NOTES TO PRO FORMA FINANCIAL INFORMATION:

      (1) After giving retroactive effect to the cancellation for lack of consideration of 2,300,000 shares as of the date of their original issuance.

      (2) To give effect to shares issued in connection with acquisition.

      (3) To eliminate historical common stock of HGN.

      (4) Capital contribution made concurrent with the merger.